UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2005

Manor Care, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10858	34-1687107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 N. Summit Street, Toledo, Ohio		43604-2617
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-252-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On November 16, 2005, Manor Care, Inc. (the "Company") received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 (29 U.S.C. 1021(i)(2)(E)) of the blackout period under the HCR Manor Care Stock Purchase and Retirement Savings 401(k) Plan (the "Plan") from the plan administrator. On November 18, 2005, the Company notified its directors and executive officers that it will be transferring recordkeeping and trustee services for the Plan to Fidelity Investments. The transfer will necessitate a blackout period for the participants in the Plan during which participants will be unable to direct or diversify (transfer) investments in their individual accounts, obtain loans, distributions or withdrawals (including hardship withdrawals), rollover assets from another plan into the Plan, change the amount of payroll deductions, or change the way future contributions are invested. The notice included that during the blackout period directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring any equity security of the Company (including Company stock, restricted stock, and stock options and other derivative securities) that were acquired in connection with their service or employment as a director or executive officer of the Company. The prohibition applies to any transaction in which a director or executive officer has a pecuniary interest. The blackout period for the Plan begins on December 16, 2005, at 3:00 p.m. Eastern Time, and is expected to end the week of January 15, 2006. The Company provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting R. Jeffrey Bixler, Vice President, General Counsel and Secretary of the Company, at (419) 252-5500 or 333 N. Summit Street, Toledo, OH 43604.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manor Care, Inc.

November 21, 2005	By:	R. Jeffrey Bixler

Name: R. Jeffrey Bixler
Title: Vice President, General Counsel and Secretary